UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

Imunon, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648-2311
(Address of principal executive offices)	(Zip Code)

(609) 896-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	IMNN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Scientific Officer

On February 2, 2026, Khursheed Anwer informed Imunon, Inc. (the “Company”) of his intent to retire as Executive Vice President and Chief Scientific Officer from the Company, and Dr. Anwer’s employment with the Company will end, effective February 20, 2026 (the “Retirement Date”). Dr. Anwer’s departure is without any disagreements with management. To help ensure a smooth transition of his responsibilities, Dr. Anwer and the Company agreed that he will transition to a consulting role with the Company.

On February 4, 2026, the Company and Dr. Anwer entered into a retirement and consulting agreement (the “Retirement and Consulting Agreement”) pursuant to which he will provide the Company consulting services from his Retirement Date until December 31, 2026 (the “Consulting Period”). During the Consulting Period, Dr. Anwer will be paid a monthly retainer of $10,000. In addition, pursuant to the Retirement and Consulting Agreement, Dr. Anwer is entitled to receive (i) within 30 days following his Retirement Date, any accrued but unpaid salary and any unreimbursed business expenses incurred prior to his Retirement Date, (ii) continued payment of his base salary as severance pay for a period of twelve months following the Retirement Date and (iii) Company-paid COBRA coverage for a period of twelve months following the Retirement Date. The Retirement and Consulting Agreement is subject to a customary release of claims in the Company’s favor.

The foregoing description of the Retirement and Consulting Agreement is not complete and is qualified in its entirety by reference to the Retirement and Consulting Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Retirement and Consulting Agreement, dated February 4, 2026, between Imunon, Inc. and Khursheed Anwer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMUNON INC.

Dated: February 5, 2026	By:	/s/ Susan Eylward
Susan Eylward
General Counsel and Corporate Secretary